                                                                    EXHIBIT (99)
BUSINESS SEGMENTS (a)

---------------------------------------------------------------------------------------------------------------------------------

                                                                                                    YEAR ENDED DECEMBER 31, 2000
                                                ---------------------------------------------------------------------------------

                                                    RETAIL
                                               BROKERAGE &        WEALTH
                                                 INSURANCE       & TRUST         MUTUAL           CAP
(In millions)                                     SERVICES      SERVICES          FUNDS       ACCOUNT         OTHER        TOTAL
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income                      $           174           231             10           228             -          643
  Provision for loan losses                              -             1              -             -             -            1
  Fee and other income                               1,886           727            532           164           (94)       3,215
  Noninterest expense                                1,707           576            261           153                      2,697
  Income tax expense                                   135           146            108            91           (36)         444
---------------------------------------------------------------------------------------------------------------------------------
  Operating earnings                       $           218           235            173           148           (58)         716
---------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                             36.71 %       48.51          73.28         78.45             -        50.29
  Average loans, net                       $             -         4,382              -             1             -        4,383
  Average deposits                                       -         5,927              -        13,642             -       19,569
  Average attributed stockholders'
    equity (b)                             $           594           485            188           188           (30)       1,425
=================================================================================================================================

                                                              INVESTMENT      CORPORATE
(In millions)                                                    BANKING        BANKING INTERNATIONAL         OTHER        TOTAL
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                                      $         252          1,159           140             -        1,551
  Provision for loan losses                                           53            354             6             -         -413
  Fee and other income                                             1,283            229           226          (222)       1,516
  Noninterest expense                                              1,013            416           176             -        1,605
  Income tax expense                                                 144            235            70          (222)         227
---------------------------------------------------------------------------------------------------------------------------------
  Operating earnings                                       $         325            383           114             -          822
---------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                           16.87 %        10.93         20.84             -        13.74
  Average loans, net                                       $       6,694         32,489         5,347             -       44,530
  Average deposits                                                 6,154          5,243         5,727             -       17,124
  Average attributed stockholders'
    equity (b)                                             $       1,927          3,506           542             -        5,975
=================================================================================================================================

                                                                                   HOME
                                                                               EQUITY &
                                                                   FIRST            THE                      RETAIL
                                                                   UNION          MONEY        CREDIT        BRANCH
(In millions)                                                   MORTGAGE          STORE         CARDS      PRODUCTS        TOTAL
---------------------------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                                      $          53            582           164         2,529        3,328
  Provision for loan losses                                            4             80            49           104          237
  Fee and other income                                               169            127           221           871        1,388
  Noninterest expense                                                218            552           203         2,438        3,411
  Income tax expense                                                   -             29            51           328          408
---------------------------------------------------------------------------------------------------------------------------------
  Operating earnings                                       $           -             48            82           530          660
---------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                               - %         3.99         22.31         27.65        18.64
  Average loans, net                                       $         436         12,814           939        11,078       25,267
  Average deposits                                                   877            198             8        68,216       69,299
  Average attributed stockholders'
    equity (b)                                             $          63          1,189           367         1,917        3,536
=================================================================================================================================

                                                                     (Continued)
                                        1

BUSINESS SEGMENTS (a)

---------------------------------------------------------------------------------------------------------------------------------

                                                                                                    YEAR ENDED DECEMBER 31, 2000
                                                ---------------------------------------------------------------------------------

                                                                   SMALL                         REAL   CASH MGT. &
                                                                BUSINESS                       ESTATE       DEPOSIT
(In millions)                                                    BANKING        LENDING       BANKING      SERVICES        TOTAL
---------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Income statement data
  Net interest income                                      $          78            277           185           829        1,369
  Provision for loan losses                                            8             47            20             -           75
  Fee and other income                                                 -              -             -           564          564
  Noninterest expense                                                 49            185            63           785        1,082
  Income tax expense                                                   8             13            39           232          292
---------------------------------------------------------------------------------------------------------------------------------
  Operating earnings                                       $          13             32            63           376          484
---------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                            8.03 %         3.83         15.75         56.35        23.34
  Average loans, net                                       $       2,851         14,412         9,439                     26,702
  Average deposits                                                     -              -             -        22,050       22,050
  Average attributed stockholders'
    equity (b)                                             $         161            845           400           666        2,072
=================================================================================================================================

                                                   CAPITAL       CAPITAL                                  TREASURY/
(In millions)                                         MGT.       MARKETS       CONSUMER    COMMERCIAL       NONBANK        TOTAL
---------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED
Income statement data
  Net interest income                        $         643         1,551          3,328         1,369           546        7,437
  Provision for loan losses                              1           413            237            75            28          754
  Fee and other income                               3,215         1,516          1,388           564           132        6,815
  Noninterest expense                                2,697         1,605          3,411         1,082           418        9,213
  Income tax expense                                   444           227            408           292           (21)       1,350
---------------------------------------------------------------------------------------------------------------------------------
  Operating earnings                                   716           822            660           484           253        2,935
---------------------------------------------------------------------------------------------------------------------------------
Adjustments from operating
  earnings to net income
    Restructuring, merger-related
      and other charges/gains
        Provision for loan losses                        -             -              -             -          (982)        (982)
        Fee and other income                             -             -              -             -          (103)        (103)
        Noninterest expense                              -             -              -             -        (2,497)      (2,497)
        Income tax benefit                               -             -              -             -           785          785
---------------------------------------------------------------------------------------------------------------------------------
  After-tax restructuring, merger-
    related and other charges/gains                      -             -              -             -        (2,797)      (2,797)
---------------------------------------------------------------------------------------------------------------------------------
  Income before cumulative
    effect of a change in accounting
    principle                                          716           822            660           484        (2,544)         138
---------------------------------------------------------------------------------------------------------------------------------
  Cumulative effect of a change in
    the accounting for beneficial
    interests, net of tax                                -             -              -             -           (46)         (46)
---------------------------------------------------------------------------------------------------------------------------------
  Net income                                 $         716           822            660           484        (2,590)          92
---------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                             50.29 %       13.74          18.64         23.34          9.99        17.23
  Average loans, net                         $       4,383        44,530         25,267        26,702        26,006      126,888
  Average deposits                                  19,569        17,124         69,299        22,050        12,724      140,766
  Average attributed stockholders'
    equity (b)                               $       1,425         5,975          3,536         2,072         2,533       15,541
=================================================================================================================================

                                                                     (Continued)
                                        2

BUSINESS SEGMENTS (a)

---------------------------------------------------------------------------------------------------------------------------------

                                                                                                    Year Ended December 31, 1999
                                                ---------------------------------------------------------------------------------

                                                    Retail
                                               Brokerage &        Wealth
                                                 Insurance       & Trust         Mutual           CAP
(In millions)                                     Services      Services          Funds       Account         Other        Total
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income                      $            96           221              -           205             -          522
  Provision for loan losses                              -             -              -             -             -            -
  Fee and other income                               1,137           695            460           119           (94)       2,317
  Noninterest expense                                1,006           521            230           129                      1,886
  Income tax expense                                    87           151             88            75           (36)         365
---------------------------------------------------------------------------------------------------------------------------------
  Operating earnings                       $           140           244            142           120           (58)         588
---------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                             35.34 %       56.85          64.59         72.81             -        52.50
  Average loans, net                       $             -         3,793              -             -             -        3,793
  Average deposits                                       -         5,779              -        14,202             -       19,981
  Average attributed stockholders'
    equity (b)                             $           397           430            160           166           (30)       1,123
=================================================================================================================================

                                                              Investment      Corporate
(In millions)                                                    Banking        Banking International         Other        Total
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                                      $         248          1,154           151             -        1,553
  Provision for loan losses                                           63            189             -             -          252
  Fee and other income                                             1,468            184           205          (148)       1,709
  Noninterest expense                                                885            402           185                      1,472
  Income tax expense                                                 261            281            65          (148)         459
---------------------------------------------------------------------------------------------------------------------------------
  Operating earnings                                       $         507            466           106             -        1,079
---------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                           33.90 %        13.58         16.45             -        19.36
  Average loans, net                                       $       7,009         31,410         4,797             -       43,216
  Average deposits                                                 4,799          5,425         5,302             -       15,526
  Average attributed stockholders'
    equity (b)                                             $       1,493          3,432           645             -        5,570
=================================================================================================================================

                                                                                   Home
                                                                               Equity &
                                                                   First            The                      Retail
                                                                   Union          Money        Credit        Branch
(In millions)                                                   Mortgage          Store         Cards      Products        Total
---------------------------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                                      $          76            534           220         2,455        3,285
  Provision for loan losses                                            1             69           156            82          308
  Fee and other income                                               309            203           348           841        1,701
  Noninterest expense                                                254            660           236         2,342        3,492
  Income tax expense                                                  50              3            67           333          453
---------------------------------------------------------------------------------------------------------------------------------
  Operating earnings                                       $          80              5           109           539          733
---------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                           88.48 %         0.33         22.97         29.14        19.46
  Average loans, net                                       $         468         11,954         2,238        13,412       28,072
  Average deposits                                                 1,195            153            11        69,307       70,666
  Average attributed stockholders'
    equity (b)                                             $          91          1,352           473         1,847        3,763
=================================================================================================================================

                                                                     (Continued)
                                        3

BUSINESS SEGMENTS (a)

---------------------------------------------------------------------------------------------------------------------------------

                                                                                                    Year Ended December 31, 1999
                                                ---------------------------------------------------------------------------------

                                                                   Small                         Real   Cash Mgt. &
                                                                Business                       Estate       Deposit
(In millions)                                                    Banking        Lending       Banking      Services        Total
---------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Income statement data
  Net interest income                                      $          83            237           175           889        1,384
  Provision for loan losses                                            4             40            24             -           68
  Fee and other income                                                 -              -             -           554          554
  Noninterest expense                                                 42            209            67           743        1,061
  Income tax expense                                                  14            (27)           32           268          287
---------------------------------------------------------------------------------------------------------------------------------
  Operating earnings                                       $          23             15            52           432          522
---------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                           14.06 %         1.57         13.00         64.87        24.48
  Average loans, net                                       $       2,732         14,693         8,572             -       25,997
  Average deposits                                                     -              -             -        22,665       22,665
  Average attributed stockholders'
    equity (b)                                             $         161            901           399           666        2,127
=================================================================================================================================

                                                   Capital       Capital                                  Treasury/
(In millions)                                         Mgt.       Markets       Consumer    Commercial       Nonbank        Total
---------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED
Income statement data
  Net interest income                        $         522         1,553          3,285         1,384           708        7,452
  Provision for loan losses                              -           252            308            68            64          692
  Fee and other income                               2,317         1,709          1,701           554           652        6,933
  Noninterest expense                                1,886         1,472          3,492         1,061           547        8,458
  Income tax expense                                   365           459            453           287           185        1,749
---------------------------------------------------------------------------------------------------------------------------------
  Operating earnings                                   588         1,079            733           522           564        3,486
---------------------------------------------------------------------------------------------------------------------------------
Adjustments from operating
  earnings to net income
    Restructuring and
      merger-related charges
        Noninterest expense                              -             -              -             -          (404)        (404)
        Income tax benefit                               -             -              -             -           141          141
---------------------------------------------------------------------------------------------------------------------------------
  After-tax restructuring and
    merger-related charges                               -             -              -             -          (263)        (263)
---------------------------------------------------------------------------------------------------------------------------------
  Net income                                 $         588         1,079            733           522           301        3,223
---------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                             52.50 %       19.36          19.46         24.48         16.84        21.60
  Average loans, net                         $       3,793        43,216         28,072        25,997        28,713      129,791
  Average deposits                                  19,981        15,526         70,666        22,665         6,274      135,112
  Average attributed stockholders'
    equity (b)                               $       1,123         5,570          3,763         2,127         3,349       15,932
=================================================================================================================================

                                                                     (Continued)

BUSINESS SEGMENTS (a)

---------------------------------------------------------------------------------------------------------------------------------

                                                                                                    Year Ended December 31, 1998
                                                ---------------------------------------------------------------------------------

                                                    Retail
                                               Brokerage &        Wealth
                                                 Insurance       & Trust         Mutual           CAP
(In millions)                                     Services      Services          Funds       Account         Other        Total
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income                      $            39           213              2           155             -          409
  Provision for loan losses                              -             5              -             -             -            5
  Fee and other income                                 778           621            412            76           (85)       1,802
  Noninterest expense                                  703           500            214           107             -        1,524
  Income tax expense                                    43           126             77            48           (32)         262
---------------------------------------------------------------------------------------------------------------------------------
  Operating earnings                       $            71           203            123            76           (53)         420
---------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                             26.23 %       50.94          60.80         71.31             -        47.30
  Average loans, net                       $             -         3,683              -             -             -        3,683
  Average deposits                                       -         5,047              -        11,676             -       16,723
  Average attributed stockholders'
    equity (b)                             $           267           399            145           108           (27)         892
=================================================================================================================================

                                                              Investment      Corporate
(In millions)                                                    Banking        Banking  International        Other        Total
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                                      $         211          1,059           164             -        1,434
  Provision for loan losses                                            -            144            12             -          156
  Fee and other income                                               775            243           214           (82)       1,150
  Noninterest expense                                                694            440           180             -        1,314
  Income tax expense                                                  80            270            71           (82)         339
---------------------------------------------------------------------------------------------------------------------------------
  Operating earnings                                       $         212            448           115             -          775
---------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                           17.46 %        13.97         21.38             -        15.62
  Average loans, net                                       $       5,620         30,127         4,842             -       40,589
  Average deposits                                                 4,363          5,250         4,702             -       14,315
  Average attributed stockholders'
    equity (b)                                             $       1,213          3,207           537             -        4,957
=================================================================================================================================

                                                                                   Home
                                                                               Equity &
                                                                   First            The                      Retail
                                                                   Union          Money        Credit        Branch
(In millions)                                                   Mortgage          Store         Cards      Products        Total
---------------------------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                                      $          90            308           327         2,595        3,320
  Provision for loan losses                                            2             11           210           103          326
  Fee and other income                                               350            228           394           922        1,894
  Noninterest expense                                                309            413           262         2,259        3,243
  Income tax expense                                                  49             43            95           442          629
---------------------------------------------------------------------------------------------------------------------------------
  Operating earnings                                       $          80             69           154           713        1,016
---------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                           64.76 %         8.77         32.91         35.46        29.98
  Average loans, net                                       $         509          6,786         3,448        16,307       27,050
  Average deposits                                                 1,329             82            12        76,209       77,632
  Average attributed stockholders'
    equity (b)                                             $         123            786           466         2,011        3,386
=================================================================================================================================

                                                                     (Continued)
                                        5

BUSINESS SEGMENTS (a)

---------------------------------------------------------------------------------------------------------------------------------

                                                                                                    Year Ended December 31, 1998
                                                ---------------------------------------------------------------------------------

                                                                   Small                         Real   Cash Mgt. &
                                                                Business                       Estate       Deposit
(In millions)                                                    Banking        Lending       Banking      Services        Total
---------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Income statement data
  Net interest income                                      $          85            294           202           819        1,400
  Provision for loan losses                                            4             41            19             -           64
  Fee and other income                                                 -              -             -           535          535
  Noninterest expense                                                 39            201            61           747        1,048
  Income tax expense                                                  16              5            47           232          300
---------------------------------------------------------------------------------------------------------------------------------
  Operating earnings                                       $          26             47            75           375          523
---------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                           16.88 %         5.88         15.70         59.55        25.23
  Average loans, net                                       $       2,591         14,924         9,017             -       26,532
  Average deposits                                                     -              -             -        23,067       23,067
  Average attributed stockholders'
    equity (b)                                             $         152            812           481           629        2,074
=================================================================================================================================

                                                   Capital       Capital                                  Treasury/
(In millions)                                         Mgt.       Markets       Consumer    Commercial       Nonbank        Total
---------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED
Income statement data
  Net interest income                        $         409         1,434          3,320         1,400           714        7,277
  Provision for loan losses                              5           156            326            64           140          691
  Fee and other income                               1,802         1,150          1,894           535         1,054        6,435
  Noninterest expense                                1,524         1,314          3,243         1,048           715        7,844
  Income tax expense                                   262           339            629           300           (49)       1,481
---------------------------------------------------------------------------------------------------------------------------------
  Operating earnings                                   420           775          1,016           523           962        3,696
---------------------------------------------------------------------------------------------------------------------------------
Adjustments from operating
  earnings to net income
    Restructuring and
      merger-related charges
        Noninterest expense                              -             -              -             -        (1,212)      (1,212)
        Income tax benefit                               -             -              -             -           407          407
---------------------------------------------------------------------------------------------------------------------------------
  After-tax restructuring and
    merger-related charges                               -             -              -             -          (805)        (805)
---------------------------------------------------------------------------------------------------------------------------------
  Net income                                 $         420           775          1,016           523           157        2,891
---------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                             47.30 %       15.62          29.98         25.23         21.05        22.70
  Average loans, net                         $       3,683        40,589         27,050        26,532        34,206      132,060
  Average deposits                                  16,723        14,315         77,632        23,067         4,593      136,330
  Average attributed stockholders'
    equity (b)                               $         892         4,957          3,386         2,074         4,569       15,878
=================================================================================================================================

(a) Business Segment information reflects the April 1998 pooling of interests merger with CoreStates. The information also reflects the 1998 divestiture of $3.4 billion of deposits, $2.2 billion of which related to the CoreStates merger. Information related to the purchase accounting acquisitions of The Money Store and EVEREN on June 30, 1998, and October 1, 1999, respectively, is included from the date the acquisitions occurred. See the "Business Segments" discussion in Management's Analysis of Operations for further information about the methodology and assumptions used in presenting this information.
(b) Average attributed stockholders' equity excludes restructuring, merger-related and other charges and the cumulative effect of a change in accounting principle for the Capital Management, Capital Markets, Consumer and Commercial segments. Average attributed stockholders' equity includes restructuring, merger-related and other charges and the cumulative effect of a change in accounting principle for the Treasury/Nonbank segment and consolidated amounts. The return on average attributed stockholders' equity for the Capital Management Mutual Funds unit is net of the amount included in Other.


                                       6